UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) September 25, 2001
                                                         ------------------

                          GALA HOSPITALITY CORPORATION
                 ----------------------------------------------
                 (Name of Small Business issuer in its charter)


        FLORIDA                      001-12765                59-2720096
        -------                      ---------                ----------
(State or other jurisdiction of   (Commission File No.)      (IRS Employer
 incorporation or organization)                           Identification No.)


                        1717 N. Bayshore Drive, Suite 321
                                 Miami, FL 33132
                    ----------------------------------------
                    (Address of principal executive offices)

                                  305-530-0046
                         -------------------------------
                         (Registrant's telephone number)

                            -------------------------

                           SPECIAL SECURITIES COUNSEL
                        Law Office of L. Van Stillman, PA
                              L. Van Stillman, Esq.
                        1177 George Bush Blvd. Suite 308
                           Delray Beach, Florida 33483
                                 (561) 330-9903
                              (561) 330-9116 (fax)

Item 2.  Acquisition or Disposition of Assets.

     On September 25, 2001, the registrant, Gala Hospitality Corporation completed a share exchange with Gala Entertainment, Inc., a Florida corporation. As a result of this share exchange, the registrant acquired a subsidiary with employees who have a significant amount of experience in the entertainment industry. The essential terms of the Share Exchange are:

     a. The registrant will be the surviving corporation with the target being a subsidiary of the registrant; and

     b. The target shareholders (of Gala Entertainment, Inc.) will exchange 100% of issued and outstanding shares of Gala Entertainment, Inc. for 40,800,000 shares of the registrant, on a pro rata basis.

     c. The target, Gala Entertainment, Inc. a Florida corporation, will continue as a corporation in Florida after the share exchange; and

     d. The registrant is not subject to the control share requirements of the Florida Business Corporation Act, Section 607.0902 as this transaction is exempt pursuant to Section 607.0902(2)(d)5 and Section 607.0902(2)(d)6; and

     e. The Shareholders of the target voted in favor of the Share Exchange;
and

     f. The Board of Directors of the registrant (the acquiring corporation) voted in favor of the Share Exchange; and

     g. Additional members of the registrant's board of directors were elected (See Section 5, below).

     The Plan of Share Exchange is incorporated by reference to Form 8-K filed on October 9, 2001.


ITEM 5. Other Events

         Share Exchange:

     On September 25, 2001, the registrant, Gala Hospitality Corporation completed a share exchange with Gala Entertainment, Inc., a Florida corporation. All matters of the share exchange, were approved by the Board of Directors of the registrant.

         Additional Directors:

     In addition to the present Board of Directors, the following persons were elected to the Board of Directors, pursuant to the terms and conditions of the Share Exchange Agreement:

     Name: Michael Heilman

     Address: 550 M Ritchie Hwy #104, Severna Park, MD 21146

     Education: BS in Business Administration from Loyola College, Baltimore,
MD.

     Present Business: Mr. Heilman has 32 years of combined business experience with 20 years of this experience in startups and re-energizing existing companies. Prior to joining Gala, Mr. Heilman was the Founder of Data Protection that provides Information Technology Network Security and Support Services. Mr. Heilman was Co-founder and Vice President of Frederick Engineering that he transformed from a small R&D shop to a worldwide supplier of data communications equipment. As National Sales Manager, he increased sales for Columbia Data Products, a PC computer manufacturer, from $4 million to $110 million in 2 years.

     Name: Jeffrey Stoller

     Address: 1717 N. Bayshore Drive Suite 4256, Miami, FL 33132

     Education: Juris Doctorate, Master of Business Taxation and Master of Business Administration degrees from the University of Southern California. Present Business: Mr. Stoller is a knowledgeable and sophisticated executive in the entertainment industry. He is a successful entrepreneur in the areas of consumer product development and launch, licensing, merchandising, business restructuring and business planning for all stages of a business from start-up to public offering. Stoller's entry into the entertainment field began in 1991 when he became president of Pure Platinum Productions of Los Angeles, Inc., part of the largest and most prestigious chain of upscale nightclubs. In 1998, Stoller created a roll-up program for Rick's Cabaret. He laid the ground work for Gala's current rollup in January 2000 by opening "The Clubhouse, Gentlemen Club & Grill," in Kansas City.


     Name: Don Golden

     Address: 6001 Broken Sound Parkway NW Suite 508, Boca Raton, FL 33487

     Education: Ohio State University, Degrees in Finance and Economics.

     Present Business: Mr. Golden has 30 years experience in the communications industry. Currently, he is the President/CEO of Action Communications Inc., a coordinated group of printing and media companies with clients throughout the world. He was co-owner and President of Rock'n Where Entertainment LC, a merchandising company representing musicians such as Backstreet Boys, N'SYNC, C-Note and LFO. In addition, he has owned and operated several printing/promotional companies.


     Business of the Registrant:

     At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables.

     Current Litigation:

     The registrant has initiated litigation against a shareholder of the company, Van Hughes and a company he controls, Commerce Capital Group, LLC as well as several other ancillary entities. The litigation alleges breach of contract, fraud, a request for rescission, a request for injunctive relief and declaratory relief against Hughes and the other defendants. The case has been filed in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida, case number CIV-# 01-016931 (See Exhibit 99.1).

Item 7. Financial Statements


                GALA ENTERTAINMENT, INC. AND ITS WHOLLY-OWNED SUBSIDIARY,
                              HOSPITALITY ADVENTURES, LTD.
                                D/B/A THE CLUBHOUSE GCG
                            CONSOLIDATED FINANCIAL STATEMENTS
                          September 26, 2001 and June 30, 2001


                                   C O N T E N T S
                                        -------





INDEPENDENT AUDITOR'S REPORT                                               4

CONSOLIDATED FINANCIAL STATEMENTS

     Consolidated Balance Sheets                                           5

     Consolidated Statements of Operations                                 6

     Consolidated Statements of Partners' Capital                          7

     Consolidated Statements of Cash Flows                                 8

     Notes to Consolidated Financial Statements                      9 to 12

Dohan and Company                               7700 North Kendall Drive, #200
CERTIFIED PUBLIC ACCOUNTANTS                         Miami, Florida 33156-7564
A Professional Association                          Telephone:  (305) 274-1366
                                                     Facsimile: (305) 274-1368









                          Independent Auditor's Report


Board of Directors of Gala Hospitality Corporation
Miami, Florida

Re: Gala Entertainment, Inc. and its wholly-owned subsidiary, Hospitality Adventures, Ltd.
D/B/A The Clubhouse GCG

We have audited the accompanying consolidated balance sheets of Gala Entertainment, Inc. and its wholly-owned subsidiary, Hospitality Adventures, Ltd., doing business as The Clubhouse GCG, (the Company) as of September 26, 2001 and June 30, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period ended September 26, 2001, and the year ended June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gala Entertainment, Inc. and its wholly-owned subsidiary, Hospitality Adventures, Ltd. at September 26, 2001 and June 30, 2001, and the results of their operations and their cash flows for the period ended September 26, 2001 and the year ended June 30, 2001, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                        /s/ Dohan and Company, P.A.
                                        Certified Public Accountants


Miami, Florida
December 6, 2001

Gala Entertainment, Inc. and its wholly-owned subsidiary,
   Hospitality Adventures, Ltd. d/b/a The Clubhouse GCG
Consolidated Balance Sheets

                                         September 26, 2001     June 30, 2001
ASSETS

CURRENT ASSETS
 Cash and cash equivalents                  $    8,200           $    15,695
 Restricted cash - certificate of deposit       11,543                11,362
 Employee and other receivables                  2,161                 1,525
 Inventories                                     6,956                 5,469
 Prepaid expenses                                1,484                 3,063
                                            ----------            ----------
     TOTAL CURRENT ASSETS                       30,344                37,114

PROPERTY AND EQUIPMENT                         562,458               537,151

SECURITY DEPOSITS                                1,838                 2,008
                                            ----------            ----------
     TOTAL ASSETS                           $  594,640           $   576,273
                                            ==========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Bank overdraft                             $   16,117           $     -
 Accounts payable                              233,257               213,462
 Note payable - bank                            52,861                52,861
 Note payable - related party                   25,000                25,000
 Accrued payroll and delinquent payroll taxes  116,778               101,394
 Sales taxes payable                             5,585                 9,380
 Accrued liabilities                            29,539                24,539
 Due to related parties                         91,697                65,747
 Deferred income                                 2,919                 2,256
                                            ----------           -----------
     TOTAL CURRENT LIABILITIES                 573,753               494,639
                                            ----------           -----------
COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDERS' EQUITY
 Preferred stock, $.001 par value,
   100,000 shares authorized, none issued         -                     -
 Common stock, $.001 par value,
   1,000,000 shares authorized;
   100 shares issued and outstanding                 1                     1
 Additional paid-in capital                    770,536               770,536
 Accumulated deficit                          (749,650)             (688,903)
                                            ----------           -----------
     TOTAL STOCKHOLDERS' EQUITY                 20,887                81,634
                                            ----------           -----------
     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                  $  594,640           $   576,273
                                            ==========           ===========
See accompanying notes.

Gala Entertainment, Inc. and its wholly-owned subsidiary,
   Hospitality Adventures, Ltd. d/b/a The Clubhouse GCG
Consolidated Statements of Operations

                                            Period Ended          Year Ended
                                         September 26, 2001     June 30, 2001

REVENUES                                    $  104,765           $   650,586

OPERATING EXPENSES
    Cost of goods sold                          29,810               181,040
    Salaries, taxes and related benefits        47,700               255,095
    Other general and administrative:
      Bank and credit card fees                  2,275                17,033
      Advertising and marketing                 11,339                99,638
      Rents                                     22,175                89,375
      Insurance                                  2,135                26,771
      Taxes and permits                          3,744                14,456
      Repairs and maintenance                   10,170                29,453
      Supplies                                   4,920                49,551
      Depreciation                               9,500                37,443
      Travel                                     1,388                 8,236
      Telephone and utilities                    9,121                35,362
      Professional fees                          5,000                34,093
      Other                                        655                66,450
                                            ----------           -----------
    TOTAL OPERATING EXPENSES                   159,932               943,996
                                            ----------           -----------
LOSS FROM OPERATIONS                           (55,167)             (293,410)

OTHER INCOME (EXPENSE)
    Interest income                                181                 1,065
    Interest expense                            (5,410)              (10,887)
    Miscellaneous                                 (351)                1,236
    Loss on disposition of assets                 -                   (1,078)
                                            ----------           -----------
    TOTAL OTHER INCOME (EXPENSE)                (5,580)               (9,664)
                                            ----------           -----------
LOSS FROM OPERATIONS BEFORE
      EXTRAORDINARY ITEMS                      (60,747)             (303,074)

EXTRAORDINARY ITEMS - GAIN ON EXTINGUISHMENT
    OF RELATED PARTY DEBT                         -                   28,692
                                            ----------           -----------
            NET LOSS                        $  (60,747)          $  (274,382)
                                            ==========           ===========

See accompanying notes.

Gala Entertainment, Inc. and its wholly-owned subsidiary,
   Hospitality Adventures, Ltd. d/b/a The Clubhouse GCG
Consolidated Statements of Stockholders' Equity

                                                                      Total
                         Common Stock    Additional    Accumulated Stockholders'
                        Shares Amount  Paid-in Capital   Deficit      Equity
Balance-June 30, 2000     100  $   1    $    689,536   $ (414,521)  $   275,016

 Contributed capital       -        -         81,000         -           81,000

 Net loss for the year
  ended June 30, 2001      -        -           -        (274,382)     (274,382)
                       ------- -------  ------------   -----------  -----------
Balance-June 30, 2001     100      1         770,536     (688,903)       81,634

 Net loss for the period
  ended September 26, 2001 -        -           -         (60,747)      (60,747)
                       ------- -------  ------------   -----------  -----------

Balance-
 September 26, 2001      100   $   1    $    770,536   $ (749,650)  $    20,887
                       ======= =======  ============   ==========   ===========
See accompanying notes.

Gala Entertainment, Inc. and its wholly-owned subsidiary,
   Hospitality Adventures, Ltd. d/b/a The Clubhouse GCG
Consolidated Statements of Cash Flows
                                            Period Ended         Year Ended
                                         September 26, 2001     June 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                $  (60,747)          $  (274,382)
    Adjustments to reconcile
        net loss to net cash used
        by operating activities:
           Depreciation                          9,500                37,443
           Gain on extinguishment of
            related party debt                    -                  (28,692)

   (Increase) decrease in assets:
           Certificate of deposit                 (181)                 (862)
           Inventories                          (1,487)               (1,142)
           Prepaid expenses                      1,579                (3,063)
           Security deposits                       170                  (995)
   Increase (decrease) in liabilities:
           Accounts payable                     19,795                11,741
           Bank overdraft                       16,117                  -
           Accrued payroll and
            delinquent payroll taxes            15,384                86,594
           Sales tax payable                    (3,795)               (9,233)
           Accrued liabilities                   5,000                24,534
           Deferred income                         663                (2,734)
                                            ----------           -----------
Net cash provided
  (used) by operating activities                 1,998              (160,791)
                                            ----------           -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment         (34,807)                 -
    Proceeds from disposition of
     property and equipment                       -                    3,672
    Advances to employees and
      other receivables, net                      (636)               (5,003)
                                            ----------           -----------
Net cash used by investing activities          (35,443)               (1,331)
                                            ----------           -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contributed by partners                 -                   81,000
  Proceeds from note payable                      -                   52,861
  Proceeds from related parties                 25,950                31,353
                                            ----------           -----------
Net cash provided by financing activities       25,950               165,214
                                            ----------           -----------
NET (DECREASE) INCREASE IN CASH
  AND CASH EQUIVALENTS                          (7,495)                3,092

CASH AND CASH EQUIVALENTS - BEGINNING           15,695                12,603
                                            ----------           -----------
CASH AND CASH EQUIVALENTS - ENDING          $    8,200           $    15,695
                                            ==========           ===========
SUPPLEMENTAL DISCLOSURES:
    Interest received                       $      181           $     1,065
    Interest paid                           $    5,410           $     6,348
    Income taxes paid                       $     -              $      -

See accompanying notes.

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Consolidation

The accompanying consolidated financial statements include the accounts of Gala Entertainment, Inc. (Gala) and its wholly-owned subsidiary, Hospitality Adventures, Ltd. All significant intercompany accounts and transactions of Gala Entertainment, Inc. and its wholly-owned subsidiary (the Company) for the periods presented have been eliminated in consolidation.

Organization and Business Activity

Gala Entertainment, Inc. was formed in Florida in September 2001. The Company operates an adult entertainment cabaret in Kansas City, Missouri through its wholly-owned subsidiary Hospitality Adventures, Ltd. (Hospitality) under the name "The Clubhouse GCG." Hospitality was acquired on September 26, 2001, but has been accounted for as a "reverse acquisition" due to the limited time that Gala has been in existence. the lack of any substantial assets in Gala, and their lack of revenues and expenses.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Restricted Cash

The Company has acquired a certificate of deposit, that also names the State of Missouri, as collateral for sales tax collected by the Company.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost (first- in, first-out) or market.

Property and Equipment

Property and equipment are stated at cost. The cost of leasehold improvements is capitalized. Expenditures for additions, renewals and betterments are capitalized, while expenditures for property maintenance and repairs are charged to operations as incurred. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets. The following estimated lives have been used:

Leasehold improvements                  39 years
Furnishings                              7 years
Equipment                               3-7 years

Income Taxes

Income taxes are computed under the provisions of the Financial Accounting Standards Board (FASB) Statement 109 No. (SFAS 109), Accounting for Income Taxes. SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

Advertising Costs

Advertising costs are expensed as incurred.

Use of Estimates

Preparation of the Company's consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes all revenues at the point-of-sale; upon receipt of cash, check or charge card billing. This includes VIP Memberships, since the memberships are non-refundable and the Company has no material obligation for future performance. Revenues do not include the entire amount for "Executive Cards" which entitle the purchaser to an equal amount of purchases of goods and services (similar to a gift certificate) and which are booked as "Deferred Income" until purchases of goods and services are actually made using the cards.

Impairment of Long-Lived Assets

The Company follows FASB Statement No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 121 requires that impairment losses are to be recorded when long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Long-lived assets to be disposed of, if any, are reported at the lower of carrying amount or fair value less cost to sell.

New Pronouncements

In July 2001, the Financial Accounting Standards Board issued Financial Accounting Standards No. 141 (SFAS 141), "Business Combinations" and Financial Accounting Standards No. 142 (SFAS 142), "Goodwill and Other Intangible Assets." SFAS 141 requires that all business combinations be accounted for using the purchase method only and that certain acquired intangible assets in a business combination be recognized as assets apart from goodwill.

The standard further requires that the reporting entity, pursuant to a business combination, be determined based on certain criteria, including relative voting rights, composition of the governing body of the combined entity, and the composition of senior management. According to those criteria, the financial statements have been presented based on Hospitality being the reporting entity. For accounting purposes, the business combination has resulted in a reverse acquisition of Gala. The historical financial statements prior to September 25, 2001, are those of Hospitality.

SFAS 142 requires that ratable amortization of goodwill be replaced with a periodic test of the goodwill impairment and that intangible assets other than goodwill and other indefinite lived intangible assets, be amortized over their useful lives. SFAS 141 is effective for all business combinations initiated after June 30, 2001 and for all business combinations accounted for by the purchase method for which the date of acquisition is after June 30, 2001. The provisions of SFAS 142 will be effective for fiscal years beginning after December 15, 2001. The impact of SFAS 142 on the financial statements has not yet been determined.

Fair Value of Financial Instruments

Cash, receivables, accounts payable, debt, accrued expenses and other liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with current market rates.

Consideration was given to discounting the amount of "note payable to bank" to reduce the note to its fair value, however, the discounted amount was considered only contingent. While no interest was originally charged, the note is past due, and the bank could change its terms and conditions.

Basic and Diluted Net Loss per Common Share

Basic net loss per common share is computed by dividing the net loss applicable to common shareholders by the weighted average number of common shares outstanding during each period. Diluted net loss per common share is determined by using the weighted average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. There are no common stock equivalents at September 26, 2001 or June 30, 2001.

NOTE 2. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

                                         September 26, 2001     June 30, 2001

    Leasehold improvements                  $  396,438           $   394,585
    Furnishings                                 32,270                32,270
    Equipment                                  196,715               163,760
                                            ----------           -----------
                                               625,422               590,615
    Accumulated depreciation                (   62,964)          (    53,464)
                                            ----------           -----------
    Property and equipment,
      less accumulated depreciation         $  562,458           $   537,151
                                            ==========           ===========

Depreciation expense was $9,500 and $37,443 for the period ended September 26, 2001, and the year ended June 30, 2001, respectively.

NOTE 3. NOTE PAYABLE - BANK

The Company has a note payable to a bank that was due in June 2001. This note is past due, unsecured and accrues no interest.

NOTE 4. RELATED PARTY TRANSACTIONS

The note payable to a related party includes a $25,000 loan from a relative of the President of the Company. This loan has no formal repayment terms. Interest has been accrued at the rate of 6.5% for a total of $1,625.

Due to related parties includes advances from the President of the Company in the amounts of $42,893 and $35,392 at September 26, 2001, and June 30, 2001, respectively. These advances have no formal repayment terms. Interest has been accrued at the rate of 6.5% for a total of $2,914. Included in accounts payable, is $38,856 and $42,583, arising from charges made on credit cards issued to the Company's President and related finance charges charged by the credit card companies, have been recorded on a monthly basis at various rates from 5.99% to 12%.

The Company leases its facilities under a five-year operating lease expiring September 2004, from a company which was affiliated through common ownership, at rental rates that management believes are comparable to those obtainable from other unrelated parties. The lease provides for monthly payments of $6,150 plus maintenance, insurance, and property taxes. The lease contains five renewal option periods on the same terms. The balance of unpaid rents as of September 26, 2001, and June 30, 2001, is $48,804 and $30,355 and is included in "Due to related parties." Rent expense under these leases totaled $18,450 and $73,800 for the period ended September 26, 2001, and the year ended June 30, 2001, respectively. As part of the Share Exchange Agreement on September 26, 2001, the lessor is no longer an affiliate of the Company.

Future minimum rental payments required under the above operating leases subsequent to the period ended September 26, 2001, is as follows


              2002                        $     73,800
              2003                              73,800
              2004                              73,800
                                          ------------
                                          $    221,400
                                          ============

In December 2000, the Company owed $28,692 to this related party for past due rents. The related party forgave the balance owed and the Company has recorded an extinguishment of debt in its statements of operations for the year ended June 30, 2001.

NOTE 5. COMMITMENTS AND CONTINGENCIES

The Company leases certain equipment pursuant to operating leases. These leases are noncancelable and expire on various dates through November 2002. The expense incurred under these leases for the period ended September 26, 2001, and the year ended June 30, 2001, was $3,725 and $15,575.

At September 26, 2001, approximate future minimum rental payments required under these operating leases are as follows:

              2002                       $    5,897
              2003                              610
                                         ----------
                                         $    6,507
                                         ==========

NOTE 6. ACCRUED LIABILITIES

Accrued liabilities consisted of the following:

                                         September 26, 2001     June 30, 2001


   Professional fees                        $   25,000           $    20,000
   Interest                                      4,539                 4,539
                                            ----------           -----------
                                            $   29,539           $    24,539
                                            ==========           ===========

NOTE 7. INCOME TAXES

For the year ended June 30, 2001, Hospitality generated, for U.S. income tax purposes, a net operating loss of approximately $274,800. Hospitality was a limited partnership as of June 30, 2001, for federal and state income tax purposes. Partners are taxed individually on their share of the Partnership's earnings. Consequently, federal and state income taxes are not payable by (nor benefit) the Company as of June 30, 2001 and September 26, 2001.


NOTE 8. GOING CONCERN AND MANAGEMENT'S PLANS

The consolidated financial statements for the period ended September 26, 2001, have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has suffered recurring losses in its start-up and development phase. In addition, the Company has used substantial working capital in its operations. As of September 26, 2001, and June 30, 2001, current liabilities exceed current assets by $543,409 and $457,525, respectively. Cash provided by operations for the period ended September 26, 2001 was $1,998, and cash used by operations for the year ended June 30, 2001, amounted to $160,791. These factors raise doubt about the Company's ability to continue as a going concern without achieving profitable operations or an infusion of capital or additional financing. The consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Management recognizes that the Company must generate additional resources in order to continue. On September 26, 2001, Gala Entertainment, Inc., a Florida corporation, acquired Hospitality Adventures, Ltd. (a Limited Partnership) and entered into a Share Exchange Agreement with Gala Hospitality Corporation, Inc. (f/k/a Xpedian, Inc.), a public reporting company, which has changed its focus to the entertainment industry. Management believes that by being a part of Gala's new "roll up" program of adult entertainment cabarets, within a short time, The Clubhouse will be both a profitable asset of Gala as well as a key Midwest base in attracting new shareholders and investment capital to Gala Hospitality Corporation.

NOTE 9. BUSINESS COMBINATION

On September 26, 2001, Gala Hospitality Corporation, a Florida corporation, purchased Gala Entertainment, Inc., a Florida corporation, and Gala Entertainment, Inc. also became the sole owner of Hospitality Adventures, Ltd. d/b/a The Clubhouse GCG via a Share Exchange Agreement.

Index to Exhibits

Exhibit 2.1    "Agreement and Plan of Share Exchange"
                incorporated by reference to Form 8-K filed on October 9, 2001

Exhibit 3.1     Articles of Share Exchange filed with the Secretary of
                    State of Florida incorporated by reference to Form 8-K filed on October 9, 2001

Exhibit 99.1 Complaint Against Hughes, et al. incorporated by reference to Form 8-K filed on October 9, 2001





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GALA HOSPITALITY CORPORATION

Date:   January 8, 2002
                                              By: /s/ Jeffrey Stoller
                                                 ---------------------------
                                                 Jeffrey Stoller, President and
                                                 Director